                                                                   EXHIBIT 10.26







                                                                January 13, 1999

Mr. Robert M. Russo
33-20 28th Street
Long Island City, NY  11106


Dear Bob:

     This letter agreement shall confirm our understanding regarding the payment of $71,617 of deferred salary owed to you ("the "Deferred Salary"). We agree that the Deferred Salary shall be payable as follows: (i) $40,000 in cash on or before January 31, 1999 and (ii) 5,855 shares of Network-1 common stock at a value of $5.40 per share. If this letter confirms our agreement, please execute at the appropriate space provided below.


                                    Very truly yours,

                                    Network-1 Security Solutions, Inc.



                                    By: /s/Avi Fogel
                                       -----------------------------------------
                                        Avi Fogel
                                        President and Chief Executive Officer


Agreed and Accepted:


/s/Robert M. Russo
------------------------
Robert M. Russo